UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 10, 2024

FTAI INFRASTRUCTURE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41370	87-4407005
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1345 Avenue of the Americas, 45th Floor
New York, New York 10105
(Address of principal executive offices and zip code)
(212) 798-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FIP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01.	Regulation FD Disclosure

On May 10, 2024, certain subsidiaries (“Jefferson”) within the Jefferson Terminal segment of FTAI Infrastructure Inc. (“FIP”), and The Port of Beaumont Navigation District of Jefferson County, Texas (the “Port”), intend to commence imminently the offering of the Series 2024 Bonds in an aggregate principal amount of approximately $275,940,000 (the “Series 2024 Bonds”). The Series 2024 Bonds will be designated as approximately $76,245,000 of Series 2024A Dock and Wharf Facility Revenue Bonds, and approximately $199,695,000 of Series 2024B Taxable Facility Revenue Bonds. These amounts are preliminary and are subject to change.

Jefferson intends to use the net proceeds from this offering to (a) pay for or reimburse the cost of the purchase of certain property from Jefferson Terminal South LLC and the development, construction and acquisition of certain facilities, (b) repurchase, redeem, retire, discharge or defease the approximately $79 million Facility Revenue Bonds, Taxable Series 2020B (Jefferson Gulf Coast Energy Project) issued by the Port, (c) fund debt service, operating reserve and funded interest accounts, and (d) pay for or reimburse certain costs of issuance of the Series 2024B Bonds.

In connection with the offering of the Series 2024 Bonds, the Port, at the request of Jefferson, is considering opportunities for purchasing through a cash tender offer (the “Tender Offer”) of up to $70 million (the “Tender Cap”) aggregate principal amount of (a) the Port of Beaumont Navigation District of Jefferson County, Texas Dock and Wharf Facility Revenue Bonds, Series 2021A (Jefferson Gulf Coast Energy Project) (the “Series 2021A Bonds”), and/or (b) the Port of Beaumont Navigation District of Jefferson County, Texas Dock and Wharf Facility Revenue Bonds, Series 2020A (Jefferson Gulf Coast Energy Project)(the “Series 2020A Bonds” and, together with the Series 2021A Bonds, the “Target Bonds”). The Port intends to issue additional Series 2024 Bonds to fund the proposed Tender Offer. The offering of the Series 2024 Bonds is not conditioned on the launch or completion of the proposed Tender Offer. There can be no assurance that the Port will launch or consummate the proposed Tender Offer or which of the Target Bonds it will purchase, if any. The Tender Cap is preliminary and is subject to change.

Jefferson expects to complete the projects to be funded or reimbursed in connection with this offering within 12 months from commencement, which would be near the end of 2025. Subsequent to the completion of these projects, Jefferson is targeting the following 2026 full year impact: revenues will approximate $180 million, and Adjusted EBITDA will approximate $105 million. These projections assume 90% throughput capacity of Jefferson Terminal, as well as commencement of the OCI ammonia marine export contract with pricing substantially comparable to current market rates. There can be no assurance that these projects will be completed in accordance with Jefferson’s expectations, or at all.  Please see “Cautionary Language Regarding Forward-Looking Statements” below.

The Series 2024 Bonds are special, limited obligations of the Port, and are payable from, and secured solely by, the trust estate and the collateral pledged therefor. The Series 2024 Bonds do not constitute indebtedness of any of: the Port; the State of Texas; Jefferson County; Orange County, Texas; or any other political subdivision of the State of Texas and shall not constitute or give rise to any pecuniary liability of any of the foregoing.  Neither the full faith and credit of the Port, nor the full faith and credit and taxing power of any of the State of Texas; Jefferson County; Orange County, Texas; or any other political subdivision of the State of Texas is pledged to the payment of the principal of or interest or premium, if any, on the Series 2024 Bonds.

The Series 2024 Bonds are being offered only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933 (the “Securities Act”).  The offering will be made only by means of a limited offering memorandum and related supplements thereto.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01 does not constitute an offer to purchase or sell, or a solicitation of an offer to purchase or sell, the Series 2024 Bonds, the Target Bonds, or any other security, nor shall there be any purchase or sale of these securities in any state or other jurisdiction in which such an offer, solicitation or purchase or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Jefferson is not providing forward looking guidance for U.S. GAAP reported financial measures or a quantitative reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because it is unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort. These items include, but are not limited to, development and construction progress and timing with respect to current and future projects, potential cost overruns, interest expense, and revenues related to projects under development and/or construction. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP reported results for the guidance period.

 Cautionary Language Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934.  Words such as, but not limited to, “will,” “believes,” “expects,” “anticipates,” “plans,” “could,” “may,” “should,” and similar expressions are intended to identify forward-looking statements.  Forward-looking statements in this current report include, among other things, statements about FIP’s and Jefferson’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of FIP and Jefferson; and the anticipated timing of the proposed offering and the proposed Tender Offer. Risks and uncertainties include, among other things, risks related to the launch of the proposed offering and the satisfaction of the conditions of the closing of the proposed offering in the anticipated timeframe or at all; risks related to the launch and closing of the proposed Tender Offer in the anticipated timeframe or at all; risks related to Jefferson’s ability to realize the anticipated benefits of the projects to be financed by the offering; risks related to Jefferson’s ability to meet its obligations under the definitive documents for the offering, including scheduled principal and interest payments on the Series 2020, Series 2021 and Series 2024 Bonds; future commodity prices, exchange and interest rates; changes in tax and other laws, regulations, rates and policies; and competitive developments. All forward-looking statements rely on a number of assumptions, estimates and data concerning future results and events and are subject to a number of uncertainties and other factors that could cause actual results to differ materially from those reflected in such statements. Accordingly, FIP cautions that the forward-looking statements contained herein are qualified by these and other important factors and uncertainties that could cause results to differ materially from those reflected by such statements. For more information on additional potential risk factors, please review FIP’s filings with the SEC, including, but not limited to, FIP’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 10, 2024

FTAI INFRASTRUCTURE INC.

/s/ Kenneth J. Nicholson
Kenneth J. Nicholson
Chief Executive Officer and President